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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                  FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   December 1, 1999
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                                 NetZero, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                       000-27405               95-4644384
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(State or Other Jurisdiction           (Commission           (IRS Employer
  of Incorporation                     File Number)         Identification No.


2555 Townsgate Road, Westlake Village, California 91361
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(Address of Principal Executive Offices with Zip Code)


(Registrant's Telephone Number, Including Area Code):   (805) 418-2000
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                                   Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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                                   AMENDMENT

          The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on December 14, 1999, as set forth in the pages attached hereto:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         The following financial statements and pro forma financial information are filed as a part of this report.

         (a)  Financial Statements of AimTV, Inc.

              Report of Independent Accountants

              Balance Sheets at June 30, 1999 and September 30, 1999

              Statement of Operations for the period March 1, 1999 (inception) through June 30, 1999, the three months ended September 30, 1999 and the period March 1 ,1999 (inception) through September 30, 1999

              Statement of Shareholders' Equity for the period March 1, 1999 (inception) through September 30, 1999

              Statement of Cash Flows for the period March 1, 1999 (inception) through June 30, 1999, the three months ended September 30, 1999 and the period March 1, 1999 (inception) through September 30, 1999

              Notes to Financial Statements

         (b)  Pro Forma Financial Information

              Unaudited Pro Forma Condensed Balance Sheet at September 30,
              1999

              Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended September 30, 1999

              Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 1999

              Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         (c)  Exhibits.  See Index to Financial Statements

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NetZero, Inc.
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                                       (Registrant)


Dated:  February 11, 2000             By: /s/ Charles S. Hilliard
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                                      Name:  Charles S. Hilliard

                                      Title: Chief Financial Officer